                                                                    Exhibit 99.1

                     IN THE SIXTEENTH JUDICIAL CIRCUIT COURT
                           OF JACKSON COUNTY, MISSOURI

--------------------------------------------------------------
                                                               )
MICHAEL HAAG, Derivatively on Behalf of AMERICAN ITALIAN       )
PASTA COMPANY,                                                 )
                                                               )
                         Plaintiff,                            )
                                                               )
         vs.                                                   )  Case No. 0516-0CV-33137 )
                                                               )
TIMOTHY S. WEBSTER, et al.,                                    )  Division 18
                                                               )
                         Defendants,                           )
                                                               )
         and                                                   )
                                                               )
AMERICAN ITALIAN PASTA COMPANY,                                )
                                                               )
                           Nominal Defendant.                  )
                                                               )
--------------------------------------------------------------

            NOTICE OF SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION

TO:  ALL RECORD AND BENEFICIAL  OWNERS OF AMERICAN  ITALIAN PASTA COMPANY COMMON
     STOCK AS OF AUGUST 13, 2008 ("CURRENT AIPC STOCKHOLDERS")

     THIS NOTICE IS GIVEN pursuant to an Order of the Sixteenth Judicial Circuit

Court of Jackson  County,  Missouri (the "State  Court") in the  above-captioned derivative  action (the "State Action").  State Plaintiff  brought claims in the

State  Action  and  sought to pursue  them  derivatively  on behalf of  American

Italian Pasta Company ("AIPC" or the "Company").

     This  Notice is given to advise you that a hearing  (the  "Final  Hearing")

will be held for the State  Action on December  5, 2008 at 2:00 p.m.  before the

Hon. Brian C. Wimes at the Sixteenth  Judicial  Circuit Court of Jackson County,

415 East 12th Street,  Kansas City,  MO 64106,  to: (a)  determine the fairness,

reasonableness,  and  adequacy  of  the  terms  and  conditions of a proposed stipulated  settlement between certain parties to the State Action and related  actions pending in the United States District Court for the Western

District of Missouri  and the Court of Chancery for the State of Delaware in and

for New Castle  County (the  "Settlement")  and  whether the State Court  should finally approve the Settlement and enter a Final Judgment and Order of Dismissal thereon;  and (b) rule upon the  agreed-to  Fee Award for  Plaintiffs'  Counsel.

Because this is a  shareholders'  derivative  action  brought for the benefit of

AIPC, no individual  AIPC  shareholder  has the right to receive any  individual compensation as a result of the settlement of this action.

     THE FOLLOWING  RECITATION DOES NOT CONSTITUTE  FINDINGS OF THE COURT. IT IS
     BASED ON THE  STATEMENTS  OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN
     EXPRESSION  OF ANY  OPINION  OF THE  COURT AS TO THE  MERITS  OF ANY OF THE
     CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES OR THE FAIRNESS OR ADEQUACY
     OF THE PROPOSED SETTLEMENT.

     I.   DEFINITIONS

          A.   "Actions"  means the  Federal  Action,  the State  Action and the
               Delaware Action.

          B.   "AIPC's Counsel" means the law firms of Davis Polk & Wardwell and
               Husch Blackwell Sanders LLP.

          C.   "AIPC" or the "Company" means American  Italian Pasta Company,  a
               Delaware  company  with  corporate  headquarters  located at 4100
               North Mulberry Drive, Suite 200, Kansas City, Missouri 64116.

          D.   "Audit Committee" means the Audit Committee of the Board.

          E.   "Board" means the AIPC Board of Directors.

          F.   "Compensation  Committee" means the Compensation Committee of the
               Board.

          G.   "Delaware  Action"  means the action  styled  Zaleon v.  American
               Italian Pasta Company, C.A. No. 2775-N,  currently pending in the
               Delaware Court.

          H.   "Delaware  Court"  means the Court of  Chancery  for the State of
               Delaware in and for New Castle County.

          I.   "Delaware  Judgment" means the Stipulation and Order of Dismissal
               With Prejudice to be rendered by the Delaware Court.

          J.   "Delaware Plaintiff" means Marilyn Zaleon.

          K.   "Delaware  Plaintiff's  Counsel"  means the law firm of Schiffrin
               Barroway Topaz & Kessler, LLP.

          L.   "Document Demand Letter" means the letter dated May 18, 2007 sent by Federal Plaintiff's Counsel to AIPC's Counsel in which Federal
               Plaintiff   demanded  that  Federal  Defendants  produce  certain
               documents relating to the claims in the Federal Action.

          M.   "Effective  Date" means the first date by which all of the events and conditions  specified in Section XI of the  Stipulation  have been met and have occurred.

          N.   "Ernst & Young" means Ernst & Young, LLP.

          O.   "Federal Action" means the action styled Chaiet v. Allen, et al.,
               Case No. 06-744-CV-W-ODS, currently pending in the Federal Court.

          P.   "Federal  Court" means the United States  District  Court for the
               Western District of Missouri.

          Q.   "Federal  Defendants" means the Individual Federal Defendants and
               AIPC.

          R.   "Federal   Judgment"  means  the  Final  Judgment  and  Order  of
               Dismissal to be rendered by the Federal Court.

          S.   "Federal Plaintiff" means Barbara Chaiet.

          T.   "Federal  Plaintiff's  Counsel"  means the law firm of  Schiffrin
               Barroway Topaz & Kessler, LLP.

          U.   "Fee Award" means the total  attorneys' fees and expenses awarded to  Plaintiffs'  Counsel by the State Court at the Final Hearing,
               regardless  of how  such  fees  and  expenses  are to be  paid or divided.

          V.   "Final  Hearing" means the hearing,  after Notice and preliminary approval, held by the State Court to determine whether to approve
               (a) the  settlement of the State Action on the terms as set forth in the Stipulation; and (b) the Fee Award.

          W.   "Final"  means:  (a) if an appeal is filed and if the Judgment is upheld on appeal,  the date of final  affirmance  on an appeal of the Judgment,  the expiration of the time for a petition for or a denial of a petition for review of the Judgment and, if review is granted,  the date of final affirmance of the Judgment  following review pursuant to that grant; or (b) the date of final

               dismissal  of  any  appeal  from  the  Judgment,   including  the
               expiration of time for  requesting  rehearing  and, if a petition for review of  Judgment  is sought,  the final  dismissal  of any proceeding  on  petition  to review  the  Judgment;  or (c) if no appeal is filed,  the expiration  date of the time for the filing or noticing of any appeal from the Judgment.

          X.   "Individual  Defendants" means Individual  Federal Defendants and
               Individual State Defendants.

          Y.   "Individual  Federal  Defendants" means David Allen,  Jonathan E.
               Baum, Mark C. Demetree, James A. Heeter, Ronald Kesselman, Robert
               H. Niehaus,  Terence C.  O'Brien,  William R.  Patterson,  Tim M.
               Pollack,  Warren B.  Schmidgall,  Horst W. Schroeder,  Raymond P.
               Silcock, Richard C. Thompson, and Timothy S. Webster.

          Z.   "Individual  State  Defendants"  means Jonathan E. Baum, Jerry H.
               Dear, Mark C. Demetree,  James A. Heeter, Robert H. Niehaus, John
               P. O'Brien,  Terence C. O'Brien,  William R. Patterson,  David B.
               Potter, Tim M. Pollack, Warren B. Schmidgall, Horst W. Schroeder,
               George D. Shadid, Richard C. Thompson, and Timothy S. Webster.

          AA.  "Judgment"  means the State  Judgment or the Federal  Judgment or the Delaware Judgment.

          BB.  "Judgment  Date" means the date the State  Judgment is entered by the State Court.

          CC.  "Litigation Demand Letter" means the letter dated August 26, 2005 sent by Federal  Plaintiff's Counsel to the Chairman of the Board
               in which Federal  Plaintiff  demanded  that the Board  commence a civil  action  against  certain of the  Company's  directors  and officers.

          DD.  "Notice"   means  this  Notice  of  Settlement   of   Shareholder
               Derivative Litigation.

          EE.  "Person"  means an  individual,  corporation,  limited  liability
               corporation,    professional   corporation,   limited   liability
               partnership, partnership, limited partnership, association, joint
               stock   company,    estate,    legal    representative,    trust,
               unincorporated   association,   government   or   any   political
               subdivision or agency  thereof,  and any business or legal entity
               and   their    spouses,    heirs,    predecessors,    successors,
               representatives, and/or assignees.

          FF.  "Plaintiffs'  Counsel" means Federal Plaintiff's  Counsel,  State
               Plaintiff's Counsel, and Delaware Plaintiff's Counsel.

          GG.  "Plaintiffs"  means  Federal  Plaintiff,   State  Plaintiff,  and
               Delaware Plaintiff.

          HH.  "Released  Claims"  means,  collectively,  all claims  (including
               Unknown  Claims),  demands,  rights,  liabilities  and  causes of action of every nature and description whatsoever,  whether known
               or   unknown,    suspected   or   unsuspected,    contingent   or
               non-contingent,   accrued  or   unaccrued,   including,   without
               limitation,  violations of any local, state,  federal, or foreign statutes,  rules,  regulations,  common  law or  other  law,  for damages, injunctive relief, or any other remedy whether at law or equity,  that have been  asserted,  or could have been  asserted, against the Released  Parties in the Actions by AIPC or by AIPC's
               stockholders derivatively on behalf of AIPC, which are in any way based upon,  arise from,  or are related in any way to the facts,
               transactions,   events,  occurrences,   acts,  failures  to  act,
               disclosures, statements, omissions or matters set forth, referred to, or that could have been  asserted  in the  Actions.  Released
               Claims  specifically  do not include  claims alleged in the State
               Action against Ernst & Young.

          II.  "Released  Parties"  means  each and every one of the  following:
               Settling  Defendants  and  all  entities  owned,   affiliated  or
               controlled  by them,  all current and former  AIPC  directors  or
               officers,  and  each  of  their  respective  agents,   employees,
               consultants,  insurers, attorneys,  advisors,  successors, heirs, assigns, executors, personal representatives, marital communities and immediate  families,  except that  Released  Parties does not include Ernst & Young.

          JJ.  "SEC" means the United States Securities and Exchange Commission.

          KK.  "Settlement  Demand  Letter" means the letter dated June 26, 2007 sent by Federal  Plaintiff's  Counsel to AIPC's  Counsel in which
               Federal Plaintiff identified certain corporate governance changes that Federal Plaintiff  demanded the Board implement on behalf of
               AIPC.

          LL.  "Settling Defendants" means AIPC and the Individual Defendants.

          MM.  "Settling Parties" means Plaintiffs and Settling Defendants.

          NN.  "State  Action" means the action styled Haag v. Webster,  et al.,
               Case No. 05-cv-33137, currently pending in the State Court.

          OO.  "State  Defendants" means Individual State Defendants,  AIPC, and
               Ernst & Young.

          PP.  "State  Judgment" means the Final Judgment and Order of Dismissal to be rendered by the State Court.

          QQ.  "State Plaintiff" means Michael Haag.

          RR.  "State  Plaintiff's  Counsel"  means  the law  firms of  Barrett,
               Johnston  &  Parsley,  LLC and  Coughlin  Stoia  Geller  Rudman &
               Robbins LLP.

          SS.  "Stipulation Date" means August 13, 2008.

          TT.  "Stipulation"  means this Stipulation of Settlement,  dated as of the Stipulation Date.

          UU.  "Unknown Claims" means any Released Claims that Plaintiffs, AIPC, or AIPC  stockholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released  Parties, or that might  have  affected  his,  her or its  decision  not to object to this  settlement.  With respect to any and all Released
               Claims,  the Settling Parties  stipulate and agree that, upon the
               Effective  Date,  Plaintiffs and AIPC shall  expressly  waive and each of  AIPC's  stockholders  shall be  deemed  to have,  and by operation  of the  Judgment  shall  have,  expressly  waived  the provisions, rights and benefits of California Civil Code ss.1542, which provides:

               A general  release  does not extend to claims  which the creditor does not know or suspect to exist in his or her favor at the time of executing the release,  which if known by him or her must have materially affected his or her settlement with the debtor.

               Upon the  Effective  Date,  Plaintiffs  and AIPC shall  expressly waive, and each of AIPC's  stockholders  shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions,  rights and benefits  conferred by any law of any  jurisdiction or any state or territory of the United States, or  principle  of common  law,  which is similar,  comparable  or equivalent to California Civil Code ss.1542. Plaintiffs, AIPC and
               AIPC stockholders may hereafter  discover facts in addition to or different from those which he, she or it now knows or believes to be true  with  respect  to the  subject  matter  of the  Released
               Claims,  but, upon the Effective Date,  Plaintiffs and AIPC shall expressly settle and release, and each AIPC stockholder, shall be deemed to have,  and by  operation  of the  Judgment  shall have, fully,  finally,  and forever  settled and released,  any and all
               Released  Claims,  known or unknown,  suspected  or  unsuspected, contingent or non-contingent, which now exist, or heretofore have existed  upon any theory of law or equity now  existing or coming into  existence  in the  future,  including,  but not limited to, conduct which is negligent,  intentional, with or without malice, or a breach  of any  duty,  law or rule,  without  regard  to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge that the foregoing waiver was  bargained  for and a key element of the  Settlement of which this release is a part.

     II.  BACKGROUND

          A.   Background and Procedural Posture of the State Action

     On October 27, 2005,  State Plaintiff  commenced the State Action on behalf of nominal defendant AIPC against certain of AIPC's current and former directors and officers alleging breaches of fiduciary duties and other violations of state law  in  connection  with  the  Company's  financial  accounting  and  reporting irregularities.  The State Action also included a derivative claim against Ernst

& Young, AIPC's auditor, for professional negligence and accounting malpractice.

On January 5, 2006, defendants Schroeder and Schmidgall removed the State Action to the Federal Court. The rest of the State Defendants subsequently consented to the removal.  On January 17, 2006,  State Plaintiff filed a motion to remand the

State Action back to the State Court. On February 1, 2006, the Individual  State

Defendants filed oppositions to the motion to remand,  and on February 13, 2006,

State Plaintiff  filed his reply in further support of his motion to remand.  On

March 30, 2006, State Plaintiff's Counsel sent to AIPC's Counsel a demand letter which demanded,  inter alia, that the Company adopt certain corporate governance measures  specifically relating to the operation of the Board and the committees of the Board, as well as other extensive  corporate  governance reforms. On June

21, 2006,  the Federal Court issued an Order  remanding the State Action back to the State Court.

     State  Plaintiff  subsequently  served his first requests for production of documents on all State  Defendants  on July 3, 2006. On or about August 2, 2006,

the State Defendants filed various objections and responses to State Plaintiff's first request for production of documents.  Also on July 3, 2006, the parties to the State Action filed a joint motion for the entry of a  stipulation  providing for a schedule  for the filing of an amended  petition  and a time for the State

Defendants to respond.  Pursuant thereto, on September 11, 2006, State Plaintiff filed  his  Amended  Verified  Shareholder  Derivative  Petition  (the  "Amended

Petition").  On October 5,

2006,  the parties to the State  Action  filed  another  joint motion to enter a stipulation  providing for a revised schedule for State Defendants to respond to the Amended Petition.  Pursuant thereto, on November 1, 2006, various motions to dismiss  were  filed by the  State  Defendants.  On  December  11,  2006,  State

Plaintiff  filed an Omnibus  Opposition  in  response  to all of the  motions to dismiss,  and on January 8, 2007,  the State  Defendants  filed their replies in further  support of their  motions to  dismiss.

          B.   Background and Procedural Posture of the Federal Action

     On August 26, 2005, Federal Plaintiff sent to the Chairman of the Board the

Litigation  Demand Letter.  In the Litigation  Demand Letter,  Federal Plaintiff

demanded that the Board commence a civil action against certain of the Company's directors  and  officers to recover for the benefit of the Company the amount of damages  sustained by the Company as a result of those  individuals'  allegedly:

(i)   knowingly   approving   certain   accounting   and   financial   reporting

improprieties;  and/or (ii) abdicating their fiduciary  responsibility to make a good  faith  effort to oversee  the  Company's  operations  and  accounting  and financial  reporting  practices.  On September 12, 2005,  AIPC's Counsel sent to

Federal Plaintiff's Counsel a letter in response to the Litigation Demand Letter in which  AIPC's  Counsel  indicated  that the Board  desired  to wait until the conclusion of an ongoing  internal  investigation  by the Audit  Committee  into certain accounting procedures, practices and other matters (the "Audit Committee

Investigation") before responding to the Litigation Demand Letter.

     On August 10, 2006, Federal Plaintiff  delivered to AIPC's Counsel a letter in which  Federal  Plaintiff  stated  that the  Board  had  waited  more  than a reasonable  amount of time to consider and provide a definitive  response to the

Litigation  Demand  Letter,  yet  had  failed  to do  so.  Accordingly,  Federal

Plaintiff  indicated that she intended to commence a derivative action on behalf of AIPC. On August 25, 2006, AIPC's Counsel sent to Federal  Plaintiff's Counsel

a

letter in which AIPC's Counsel again stated that the Board desired to wait until the  conclusion of the Audit  Committee  Investigation  before  determining  its response to the Litigation Demand Letter.

     On August 26,  2006,  Federal  Plaintiff  commenced  the Federal  Action on behalf of nominal  defendant  AIPC.  On or about  November  8, 2006,  defendants

Thompson,  Schmidgall,  and Webster each filed  separate  motions to dismiss the

Federal  Action;  defendant  Schroeder  filed a motion to  dismiss  the  Federal

Action, or in the alternative, to stay the Federal Action pending the outcome of the Audit  Committee  Investigation.  Also on  November 8, 2006,  the  remaining

Federal Defendants  together filed a motion to dismiss the Federal Action, or in the  alternative  to stay the  Federal  Action  pending the outcome of the Audit

Committee  Investigation.  Federal Plaintiff filed her opposition to the Federal

Defendants'  motions to dismiss on December  15, 2006;  in response,  defendants

Thompson,  Schmidgall,   Schroeder,  and  Webster,  and  the  remaining  Federal

Defendants, each filed a reply on January 16, 2007.

     On February 12, 2007, the Federal Court denied the motions to dismiss,  but granted the motions to stay the Federal  Action pending the outcome of the Audit

Committee  Investigation.  As part of its Order staying the Federal Action,  the

Federal  Court  ordered that AIPC provide  monthly  updates to the Federal Court regarding the status of the Audit Committee Investigation.

     Beginning on or about April 2007,  AIPC's  Counsel and Federal  Plaintiff's

Counsel engaged in discussions  concerning a potential settlement of the Federal

Action.  Thereafter, on May 18, 2007, Federal Plaintiff's Counsel sent to AIPC's

Counsel  the  Document  Demand  Letter,  pursuant to which  Federal  Plaintiff's

Counsel demanded that Federal  Defendants  produce certain documents relating to the claims in the Federal Action.  On or about June 5, 2007,  AIPC's Counsel and

Federal Plaintiff's Counsel entered into a confidentiality agreement pursuant to which  Federal  Defendants  produced  to  Federal  Plaintiff  certain  documents responsive to the Document Demand Letter. These documents included,  inter alia,

minutes of  meetings of the Board,  the Audit  Committee,  and the  Compensation

Committee, and additional non-public Company documents.

     Upon review of the documents provided by AIPC's Counsel,  on June 26, 2007,

Federal  Plaintiff's Counsel sent to AIPC's Counsel the Settlement Demand Letter which demanded,  inter alia, that the Company adopt certain corporate governance measures  specifically relating to the operation of the Board and the committees of the Board. Thereafter, AIPC's Counsel and Federal Plaintiff's Counsel engaged in  additional  discussions  concerning  a potential  settlement  of the Federal

Action.

          C.   Background and Procedural Posture of the Delaware Action

     On March 7, 2007,  Delaware  Plaintiff's  Counsel  commenced  the  Delaware

Action on behalf of Delaware  Plaintiff  against AIPC in order to compel AIPC to hold an annual meeting of AIPC's  stockholders  in accordance with Delaware law.

On April 23,  2007,  the parties to the  Delaware  Action,  by their  respective counsel, stipulated to stay that action. The Delaware Action is still stayed.

          D.   Collaborative Settlement Efforts of the Actions

     Beginning in or around October 2007,  State  Plaintiff's  Counsel,  Federal

Plaintiff's   Counsel,   and  AIPC's  Counsel  engaged  in  further  discussions

concerning a potential  resolution of both the State Action and Federal  Action.

Following numerous  discussions and lengthy  negotiations,  the Settling Parties reached an agreement in  principle  to settle the  Actions,  which  agreement is embodied in the Stipulation.

                                       10

     III. DISCOVERY, INVESTIGATION, AND RESEARCH BY PLAINTIFF'S COUNSEL

     Plaintiffs'  Counsel has conducted  extensive  discovery and  investigation during the  development  and  prosecution  of the Actions.  This  discovery  and investigation has included,  inter alia; (i) reviewing AIPC's SEC filings, media reports, and other public documents,  as well as certain non-public  information produced by Settling Defendants, including minutes of meetings of the Board, the

Audit  Committee,  and the  Compensation  Committee,  and additional  non-public

Company  documents;  (ii)  participating  in  numerous  conferences  with AIPC's

Counsel;  and (iii)  researching  the  applicable law with respect to the claims asserted in the Actions and the potential defenses thereto.

     IV.  THE PARTIES'  POSITIONS  REGARDING  THE  DESIRABILITY  OF THE PROPOSED
          SETTLEMENT

     The Settling  Defendants  dispute that Plaintiffs would prevail at trial in the  Actions on the  claims  asserted.  Nonetheless,  Settling  Defendants  have devoted substantial time, energy and resources to investigate and defend against the  claims  in the  Actions  and  believe  that  further  litigation  could  be protracted  and  expensive.  Settling  Defendants  also  consider  there  to  be uncertainty and risks inherent in litigation,  especially in complex shareholder litigation like the Actions.  As a result,  Settling  Defendants have determined that it is  desirable  and  beneficial  that the  Actions be  finally  and fully settled  in the  manner  and upon the  terms  and  conditions  set  forth in the

Stipulation.

     Based on  their  investigation  of the  facts  and  their  legal  analysis,

Plaintiffs'  Counsel believe that the claims asserted in the Actions have merit.

However, the expense and length of continued  proceedings necessary to prosecute the Actions against the Settling Defendants through trial and inevitable appeals presents  substantial  risk  to the  successful  resolution  of any  litigation,

especially in complex  shareholder  litigation  such as the Actions.  There also exist

                                       11

inherent problems of proof concerning, and the possible defenses to, the alleged violations  asserted in the Actions,  which present added risk to the successful litigation of the Actions.  Accordingly, and in light of these risks, Plaintiffs believe that the Settlement,  which confers  substantial  benefits upon AIPC and

Current AIPC  Stockholders,  is  advantageous  for the  Company.  Based on their evaluation and their substantial experience in this area of the law, Plaintiffs'

Counsel have determined that the Settlement is in the best interests of AIPC and

Current AIPC Stockholders.

     V.   TERMS OF THE SETTLEMENT

     In  accordance  with the  terms of the  Stipulation,  the  Actions  and the

Released  Claims shall be finally and fully  compromised,  settled and released,

and the Actions shall be dismissed with prejudice,  as to all Settling  Parties,

upon and subject to the terms and conditions of the Stipulation, as follows. The

Board,  on behalf of AIPC, has  implemented or has agreed to implement  remedial measures and  corporate  governance  reforms  designed to improve the  Company's corporate governance and internal controls, as follows:

          A.   The  entire  Board,  other  than the  Company's  Chief  Executive
               Officer,  shall  be  comprised  of  "independent  directors"  (as defined below).

          B.   The Board shall continue to have either an independent  Chairman, or if the  Chairman  is an  employee  of the  Company  (i.e.,  an
               Executive  Chairman),  the Board shall  elect a Lead  Independent
               Director who shall be  reaffirmed  annually by a majority vote of the independent  directors.  The Lead Independent  Director shall advise the Executive  Chairman on the  scheduling  and agendas of
               Board  meetings  and on the  nature and  content  of  information
               relating  to  the   Company   which  shall  be  provided  to  the
               independent  directors  to ensure  that they are able to  fulfill their responsibilities.

          C.   To be deemed  "independent," a director would have to satisfy the following qualifications. He or she:

               1.   Must  not  have  been   employed   by  the  Company  or  its
                    subsidiaries  in an executive  capacity within the last five calendar years;

                                       12

               2.   Must not have received,  during the current calendar year or any of  the  three  immediately  preceding  calendar  years, remuneration,  directly or indirectly, other than de minimis remuneration,(1)  as  a  result  of  service  as,  or  being affiliated  with,  an entity  that serves as (a) an advisor, consultant,  or  legal  counsel  to  the  company  or  to an executive officer of the Company; (b) a significant supplier of  the  Company;  or  (c) a  significant  customer  of  the
                    Company;

               3.   Does not  have any  personal  service  contract(s)  with the
                    Company, or any member of the Company's senior management;

               4.   Is not an employee or officer with a  not-for-profit  entity that receives significant contributions from the Company;

               5.   During  the  current  calendar  year  or any  of  the  three immediately  preceding  calendar  years,  has  not  had  any business relationship with the Company for which the Company has been required to make a disclosure  under Regulation S-K of the Securities  and Exchange  Commission  ("SEC"),  other
                    than  for  service  as  a  director  or  for  any   business
                    relationship for which no more than de minimis  remuneration was received in any one such year;

               6.   Is not  employed at a public  company at which an  executive officer of the Company serves as a director;

               7.   Has not had any of the relationships described in paragraphs
                    1-6 above, with the Company or any of its subsidiaries;

               8.   Is  not a  member  of the  immediate  family  of any  person described in paragraphs 1-4 above;

               9.   Is not employed as an  executive of another  entity at which any of the Company's  executives  serves on the compensation committee thereof; and

               10.  Does not have beneficial  ownership interest of five percent or more in an entity that receives remuneration,  other than
                    de   minimis   remuneration,   from  the   Company   or  its
                    subsidiaries.

          D.   Since  the  filing of the first of the  derivative  actions,  the
               Board expanded by adding two new independent directors.

--------
     (1) De  minimis  remuneration  is defined  as (a)  direct  remuneration  of
$50,000 or less  received  from the Company,  its  subsidiaries,  or  affiliates during a calendar year (other than compensation);  or (b) indirect  remuneration paid to an entity if such  remuneration does not exceed the lesser of $5 million or one percent of the gross  revenues of the entity and did not directly  result in an increase in the compensation received by the director from that entity.

                                       13

          E.   The Board  shall  meet at least  four  times per year.  The Audit
               Committee shall meet  independently  and in separate session from the Board's regular meetings at least four times per year.

          F.   Board  Committees  shall have  standing  authorization  to retain legal or other advisors of their choice who shall report directly to them.

          G.   The Board and Board  Committees  shall keep typed meeting minutes from their regular and special meetings and circulate the minutes for review and approval. The minutes shall be kept for ten years.

          H.   Since  the  filing of the first of the  derivative  actions,  the charters  for  each  of the  existing  Board  Committees  (Audit,
               Compensation,  and Governance and  Nominating)  were reviewed and revised as deemed appropriate with the assistance of counsel.

          I.   Since  the  filing of the first of the  derivative  actions,  the meeting timetables and  responsibilities for each of the existing
               Board  Committees  (Audit,   Compensation,   and  Governance  and
               Nominating) were reviewed and revised as deemed  appropriate with the assistance of counsel.

          J.   Directors  serving on the Audit Committee shall not serve on more than three other audit committees of public companies.

          K.   Directors  shall  participate  in  an  initial  orientation  upon election  to  the  Board  and  in  regular  continuing  education
               thereafter.   Directors   serving  on  Board   Committees   shall
               participate  in regular  continuing  education on an annual basis focusing on the duties and  responsibilities  of the Committee(s)
               on which they serve.

          L.   The Audit  Committee  shall confer with the Company's  Compliance
               Officer at least  annually to review the  procedures  relating to and  compliance  with the  Company's  Policy on  Compliance  with
               Ethical  and Legal  Mandates  ("Code of  Conduct")  and to ensure
               appropriate   reporting  or   disposition   of  matters   arising
               thereunder.

          M.   Since  the  filing of the first of the  derivative  actions,  the
               Company  has  created and  implemented  the Code of Conduct.  The
               Company,  under  the  direction  of the  Audit  Committee,  shall undertake  comprehensive  employee training program in connection with its Code of  Conduct,  which shall be  completed  within the next six months.

          N.   Since  the  filing of the first of the  derivative  actions,  the
               Company has created a Disclosure  Committee  consisting of senior officers  who  are  integral  to  the  process  of  creating  the
               Company's  public  filings under the  Securities  Exchange Act of
               1934 (the "Act"). The Disclosure  Committee,  with the assistance of the Audit Committee, shall create procedures pursuant to which it will  review,  discuss  and comment on the  Company's  filings under the Act and will report to the

                                       14

               Company's  Chief Executive  Officer and Chief  Financial  Officer
               such  matters as the  Disclosure  Committee  deems  necessary  in connection with the Company's public filings under the Act.

          O.   Since  the  filing of the first of the  derivative  actions,  the
               Company has hired a General Counsel and Compliance Officer.

          P.   Since  the  filing of the first of the  derivative  actions,  the
               Company has hired a Director of Internal  Audit who shall oversee an Internal  Audit  Department.  The  Director of Internal  Audit
               shall  report on a dual basis to the Chief  Financial  Officer of the Company and the Audit  Committee  of the Board and shall meet with the Audit Committee at least two times per year. The Company shall  implement  policies and procedures  governing the Internal
               Audit  Department and its  responsibilities  and its functioning, including those of the Director of Internal Audit.

          Q.   Each year the  Audit  Committee  of the  Board (i) shall  meet at
               least   quarterly  with   representatives   of  the   independent
               accounting   firm  engaged  to  audit  the  Company's   financial
               statements  to  discuss  the  filing of the  Company's  financial statements,  earnings releases,  communications with analysts and key  disclosures;  (ii)  shall  review  the  performance  of  the accounting  firm  and the  lead  audit  partner  assigned  to the engagement  team and  solicit  the views of other  members of the
               Board and management of the Company in this process;  (iii) shall review and determine whether, with respect to the upcoming fiscal year, the Company should  reengage the accounting firm or solicit and review proposals from other suitable  accounting  firms; (iv)
               shall  receive  and review the  reports  of the  auditors  on the results of their peer review report and on their internal quality control  procedures;  (v)  shall  review  the  accounting  firm's independence; (vi) shall review and approve the accounting firm's fees;  (vii) shall review and pre-approve any non-audit  services to be performed by the accounting  firm; and (viii) shall meet at least  twice  annually  with  the  accounting  firm  outside  the
               presence  of  management  of  the  Company  to  facilitate   open
               communication between the accounting firm and management.

     The provisions of the Settlement shall remain in effect until the sooner of

(i) the Company ceasing to be a public company;  (ii) a change of control of the

Company; or (iii) five years from the Judgment Date.

     VI.  PLAINTIFFS' COUNSEL'S FEES AND REIMBURSEMENT OF EXPENSES

     At the Final Hearing, Plaintiffs' Counsel will request that the State Court approve the agreed-to Fee Award in the amount of  $1,500,000.00  for Plaintiffs'

Counsel's efforts in filing,

                                       15

prosecuting  and settling the Actions.  Defendants or their  insurance  carriers have  agreed  to pay  the Fee  Award  subject  to the  State  Court's  approval.

Plaintiffs'  Counsel  have not  received  any fees to date,  nor have  they been reimbursed for their  substantial  out-of-pocket  expenses.  The Fee Award would compensate Plaintiffs' Counsel for undertaking the prosecution of the Actions on a wholly contingent basis.

     VII. YOUR RIGHT TO BE HEARD AT THE HEARING

     If you are a Current AIPC  Stockholder,  your rights may be affected by the

Settlement.  Any Current AIPC  Stockholder who objects to the: (a) Settlement or any of its terms;  (b) dismissal of the Actions;  (c) State  Judgment or Federal

Judgment  to  be  entered  approving  the  Settlement;  or  (d)  application  by

Plaintiffs'  Counsel for the Fee Award, or who otherwise wishes to be heard, may appear in person or through counsel at the Final Hearing and present evidence or argument  that may be proper and  relevant;  provided,  however,  that no person other than  Plaintiffs'  Counsel and  Defendants'  Counsel shall be heard and no papers, briefs,  pleadings or other documents submitted by any such Person shall be received  and  considered  by the State Court  (unless the State Court in its discretion shall thereafter  otherwise  direct,  upon application of such person and for good cause shown), unless not later than fourteen (14) days prior to the

Final Hearing such Person:

          A.   files  with the  Clerk of the  State  Court,  Sixteenth  Judicial
               Circuit  Court of Jackson  County,  415 East 12th Street,  Kansas
               City, MO 64106,  a written  objection  containing (1) the name of the case and case number;  (2) the Person's  name,  address,  and telephone  number;  (3) the number of shares of AIPC common stock the Person owns; (4) the date(s) of purchase of such shares,  and a  statement  as to whether the Person will own such shares as of the date of the Final  Hearing;  (5) a detailed  statement of the basis  for  the  Person's  objections  to or  comments  upon  the
               Settlement, Plaintiffs' Counsels' request for attorneys' fees and reimbursement  of expenses,  or any other matter before the State
               Court;  (6) any  supporting  papers,  including all documents and writings that the person desires the State Court to consider; (7)
               a  representation  as to whether the Person intends to appear the
               Final  Hearing;  (8) a  representation  as to whether  the Person plans on calling any  witness(es)

                                       16

               at the Final Hearing;  and (9) the identities of any  witness(es)
               the Person plans to call at the Final Hearing; and

          B.   on or before the date of such filing,  serves the same  documents by first class mail upon the following counsel of record:

        STATE PLAINTIFF'S COUNSEL                       AIPC'S COUNSEL

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP           DAVIS POLK & WARDWELL
          Jeffrey D. Light, Esq.                    James H.R. Windels, Esq.
       655 West Broadway, Suite 1900                  450 Lexington Avenue
            San Diego, CA 92101                        New York, NY 10017
                   -and-
    BARRETT, JOHNSTON & PARSLEY, LLC
             Timothy L. Miles
          217 Second Avenue North
            Nashville, TN 37201

     Unless the State Court  otherwise  directs,  no Person shall be entitled to object to the approval of the Settlement,  to any Judgment entered  thereon,  to the Fee Award,  or to  otherwise  to be heard,  except by  serving  and filing a written  objection and supporting  papers and documents as prescribed above. Any

Current AIPC  Stockholder  who fails to object in the manner and within the time prescribed  above shall be deemed to have waived the right to object  (including the right to appeal) and forever shall be barred,  in this  proceeding or in any other proceeding, from raising such objection and will be barred for all time by the Order and Final Judgment of the State Court.

     VIII. DISMISSAL OF THE FEDERAL ACTION

     The Federal Action is currently pending in the Federal Court. In accordance with the terms of the  Stipulation,  within seven (7) days of the Judgment Date,

the parties to the Federal  Action  shall file in the Federal  Court the Federal

Judgment, which shall seek final approval of the Settlement by the Federal Court and dismissal, with prejudice, of the Federal Action. The Federal Court will not hold a separate hearing to consider the Settlement.

                                       17

     IX.  DISMISSAL OF THE DELAWARE ACTION

     There is currently  pending in the Delaware Court the Delaware  Action.  In accordance  with the  terms of the  Stipulation,  within  seven  (7) days of the

Judgment  Date,  the parties to the  Delaware  Action shall file in the Delaware

Court the Delaware Judgment, which shall seek dismissal,  with prejudice, of the

Delaware Action. The Delaware Court will not hold a separate hearing to consider the Settlement.

     X.   SCOPE OF THIS NOTICE

     The  foregoing   descriptions  of  the  Actions,  the  Final  Hearing,  the proceedings to be held, the activities  leading to the Settlement,  the terms of the Settlement, the conditions of Settlement, and other matters described herein do not  purport  to be all  inclusive.  Accordingly,  you  are  referred  to the complaints and the Stipulation,  filed with the State Court Clerk,  which may be examined during regular business hours at the offices of the Sixteenth  Judicial

Circuit Court of Jackson County, 415 East 12th Street, Kansas City, MO 64106.

     XI.  QUESTIONS AND ADDITIONAL INFORMATION REGARDING THE PROPOSED SETTLEMENT

     If you are a Current AIPC  Shareholder,  your rights may be affected by the

Settlement.  This  Notice  describing  the Actions  was  published  as a Company

Current  Report on Form 8-K on  September  19,  2008,  and filed with the United

States  Securities  and Exchange  Commission  (the "SEC") on that date.  You may

obtain  a  copy  of  this  Notice  by   referring   to  the  SEC's   website  at

http://www.sec.gov.  This Notice has also been made  accessible on the Company's website at http://www.pastalabella.com.

                                       18

     If you have questions regarding the proposed Settlement, please do not call or write the State Court. Questions may be directed to:

STATE PLAINTIFF'S COUNSEL

COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
Rick Nelson, Esq.
655 West Broadway, Suite 1900
San Diego, CA 92101
Tel: (619) 231-1058

-and-

BARRETT, JOHNSTON & PARSLEY, LLC
Timothy L. Miles, Esq.
217 Second Avenue North
Nashville, TN 37201
Tel: (615) 244-2202

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